  Summary Prospectus

Touchstone Capital Appreciation Fund  January 27, 2012
  Amended March 9, 2012

Class A Ticker: TCFAX Class C Ticker: TCACX
Class Y Ticker: TCAYX Institutional Shares Ticker: TAFIX

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated January 27, 2012, as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund's Prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Funds Investment Goal

The Touchstone Capital Appreciation Fund seeks capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's Prospectus on page 92 and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information ("SAI") on page 92.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.32%	4.06%	10.87%	1.05%
Acquired Fund Fees and Expenses (AFFE)[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.33%	5.82%	11.63%	1.81%
Fee Waiver and/or Expense Reimbursement[2]	1.13%	3.87%	10.68%	1.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.95%	0.80%

1The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94 % and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors' contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund's Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's operating expenses are below the expense limitation amount. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the

Touchstone Capital Appreciation Fund

same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$690	$298	$97	$82	$198
3 Years	$1,158	$1,388	$2,359	$471	$1,388
5 Years	$1,652	$2,558	$4,332	$886	$2,558
10 Years	$3,006	$5,401	$8,226	$2,043	$5,401

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16 % of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Touchstone Capital Appreciation Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies that the Sub-Advisor, Farr, Miller & Washington, LLC ("FMW"), believes are trading at attractive valuations. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Index (between $1.6 billion and $411 billion at the time of its most recent reconstitution on June 24, 2011) at the time of purchase. The size of the companies in the Russell 1000 Index will change with market conditions.

FMW identifies potential new investments through the use of quantitative screens and qualitative input from the portfolio management team. FMW seeks to identify companies that exhibit a history of consistently high earnings and/or sales growth, high returns on invested capital, and attractive valuation. In evaluating and selecting potential investments for the Fund, FMW conducts in-depth research and analysis of potential new investments in an effort to find leading companies that FMW believes are operating in attractive industries; have a long-term, stable track record of growing sales and earnings; have strong balance sheets; generate high returns on invested capital and strong free cash flow; and trade at reasonable valuations. The Fund will hold approximately 30 to 40 securities. FMW will generally sell a company for the following reasons: excessive valuation, lack of confidence in the management team, a change in the original investment thesis or deterioration in the fundamentals.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares.

Large-Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

Touchstone Capital Appreciation Fund

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 1000 Growth Index and the S&P 500 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Capital Appreciation Fund — Class A Total Return as of December 31

Best Quarter: 4th Quarter 2011	+11.75%
Worst Quarter: 3rd Quarter 2011	-13.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Capital Appreciation Fund
Class A Return Before Taxes	-6.31%	3.56%
Class A Return After Taxes on Distributions	-6.42%	3.02%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-3.95%	2.76%
Class C Return Before Taxes	-2.26%	5.55%
Class Y Return Before Taxes	-0.27%	6.63%
Institutional Shares Return Before Taxes Russell 100 Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	12.07%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	10.09%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)
Farr, Miller & Washington LLC	Michael K. Farr President and Chief Investment Officer Managing the Fund since 2009

Taylor McGowan, CFA Principal, Portfolio Manager and Director of Research Managing the Fund since 2009

Touchstone Capital Appreciation Fund

Buying and Selling Fund Shares

On February 16, 2012, the Board of Trustees of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Fund. This decision was made after careful consideration of the Fund's asset size and prospects for future growth. In connection with the decision to close and liquidate the Fund, the Fund was closed to new and subsequent investments effective as of the close of business February 17, 2012, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about March 23, 2012 (the "liquidation date"). If you still hold shares of the Fund on the liquidation date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 23, 2012. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the liquidation date.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the liquidation date, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this Prospectus and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this Prospectus and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-56-TFGT-TCFAX-3-1201